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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): July 6, 2004
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                    International Thoroughbred Breeders, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-9624              22-2332039
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)      Identification No.)


Suite 1300, 1105 N. Market St., PO Box 8985,  Wilmington,  Delaware,  19899-8985
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 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (302) 427-7599
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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES



ITEM 5.   Other Events and Required FD Disclosure.

     On July 7, 2004, International Thoroughbred Breeders, Inc. (the "Corporation"), together with its subsidiaries ITG Vegas, Inc. ("ITGV") and ITG Palm Beach, LLC ("ITGPB") and its affiliates Palm Beach Maritime Corporation (f/k/a MJQ Corporation) ("PBMC") and Palm Beach Empress, Inc. ("PBE"), closed on a series of related transactions (the "PDS Transactions") pursuant to which PBMC sold and then leased back the casino cruise ship Palm Beach Princess ("Princess"), PBE leased (as lessee) the casino cruise ship Empress II ("Empress"), ITGV and ITGPB obtained long-term charters to operate, and options to purchase, the Princess and Empress, and PBMC, ITGV and the Corporation were able to extinguish their joint debts. ITGV's investment in the Ship Mortgage Note, described below, was converted into an investment in the options to purchase the two vessels.

     All of the outstanding capital stock of PBMC is owned by Francis W. Murray, the Chief Executive Officer of the Corporation. PBMC owns 50% of the outstanding capital stock of PBE. The remaining 50% of the outstanding capital stock of PBE is owned by Raymond Parello and has been pledged to the Corporation to secure certain debts as described in the Corporation's Report on Form 8-K filed on July 6, 2004.

     The following is a summary of the principal terms of the PDS Transactions. The summary does not purport to be a complete summary and is qualified in its entirety by reference to the documents which are filed as exhibits to this Report.

     Sale-Leaseback of the Princess. Prior to the closing of the PDS Transactions (the "Closing"), the Princess was owned by PBMC. On May 13, 1999, PBMC issued to Cambridge Capital Group, Inc. a note in the original principal amount of $12,000,000 (the "Ship Mortgage Note"), which was subsequently acquired by Donald F. Conway, as Chapter 11 Trustee of the Bankruptcy Estate of Robert E. Brennan (the "Trustee"). The Ship Mortgage Note was secured by a Second Naval Mortgage over the Princess (which became a first priority mortgage when obligations secured by the first mortgage were paid) (the "Ship Mortgage"). Pursuant to a Purchase and Sale agreement dated February 22, 2002, ITGV agreed to purchase the Ship Mortgage Note and Ship Mortgage from the Trustee for a purchase price of $13,750,000 (the "Purchase Obligation"). In addition, the Corporation was indebted to the Trustee in connection with the Corporation's repurchase of 3,678,145 shares of its common stock (the "ITB Obligation"). As of Closing, the aggregate outstanding amount of the Purchase Obligation and ITB Obligation was $7,916,451.71, for all of which PBMC, ITGV and the Corporation were jointly and severally liable. At the Closing, Cruise Holdings I, LLC ("Cruise I"), a subsidiary of PDS Gaming Corporation ("PDS"), purchased the Princess from PBMC for $14,000,000, $7,916,451.71 of which was paid by PBMC directly to the Trustee to satisfy the Purchase Obligation and ITB Obligation.


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


     Also at Closing, Cruise I entered into a Bareboat Charter and Option to Purchase (the "Princess Charter") and a Master Lease Agreement (together with Lease Schedule No. 1 thereto, the "Princess Master Lease") to charter and lease the Princess to PBMC and PBE for a period of five years. The charter hire/rent payable by PBMC and PBE is $178,500.00 per month for the first 12 months (equivalent to interest only on a capital lease obligation of $14,000,000) and $391,762.80 for the remaining term (amortizing the capital lease obligation over the next four years) of the Princess Charter. In addition, PBMC and PBE are required to make annual cash flow sweep payments (equivalent to mandatory principal prepayments) (the "Cash Flow Sweep") if the EBITDAR (earnings before interest, taxes, depreciation, amortization and rents) from the operation of the Princess and the Empress ("EBITDAR") is less than $10,000,000.00 per year. Any Cash Flow Sweep payments to be made under the Princess Charter will ultimately be made by ITGV and ITGPB (as the operators of the Princess), as described below.

     The Princess Charter includes an option for PBMC to purchase the Princess at the end of the term and is structured such that the monthly charter hire payments under the Princess Charter will reduce the purchase price for the Princess to zero in five years (assuming there are no payment defaults) and title will automatically pass to PBMC at (or, if Cash Flow Sweep payments are made, before) the end of the term of the Princess Charter.

     PBMC and PBE entered into a Sub-Bareboat Charter (the "Princess Sub-Charter") at Closing to charter the Princess to ITGV and ITGPB for the same five year period. ITGV will operate the Princess, with ITGPB having joined in the Sub-Bareboat Charter in order to be jointly and severally liable with ITGV for charter hire thereunder. The charter hire payable by ITGV and ITGPB to PBMC and PBE under the Princess Sub-Charter is $50,000 per month ($600,000 per year) plus one percent (1%) of the gross operating revenues of the Princess. Under the Princess Sub-Charter, PBMC granted to ITGV and ITGPB an option to purchase PBMC's right to acquire the Princess at the end of the term, for an exercise price equal to the appraised value of the Princess, $17,500,000.00, to which certain amounts are to be credited as described below (the "Princess Purchase Option"). As consideration for the Princess Purchase Option, ITGV will make Cash Flow Sweep payments on the same terms as PBMC and PBE are required to make such payments under the Princess Charter (and effectively will make such payments directly to Cruise I on behalf of PBMC and PBE to the extent any such payments are due). As further consideration for the Princess Purchase Option, ITGV and ITGPB are to make payments of $178,500.00 per month for the first 12 months and $391,762.80 for the remaining four-year term of the Princess Sub-Charter (i.e., the same amounts as the charter hire payable by PBMC and PBE under the Princess Charter) (the "Princess Additional Payments"). If ITGV and ITGPB fail to make any Cash Flow Sweep payment or Princess Additional Payment when due, PBMC may terminate the Princess Purchase Option. Upon exercise of the Princess Purchase Option, ITGV and ITGPB will be entitled to credits against the exercise price of the Princess Purchase Option for (i) ITGV's investment of $7,219,000 in the Ship Mortgage Note (except to the extent credited toward payment of the exercise price for the purchase option on the Empress under


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


the Empress Sub-Charter, described below), plus (ii) the aggregate amount of all Cash Flow Sweep payments made under the Princess Sub-Charter, plus (iii) the portion of the Princess Additional Payments made for the 13th month through the 60th month of the term of the Princess Sub-Charter which would be considered principal payments if such Additional Payments were payments of principal and interest on a loan of $14,000,000.00 amortized over 48 months at an interest rate of 15.3%. In addition, the exercise price for the assignment option may be offset by any debts owing by PBMC to ITGV and/or ITGPB.

     Acquisition of the Empress. On March 1, 2004, PBE entered into an agreement to purchase the vessel known as the MV Empress II (the "Empress Sale Agreement") from Empress Joliet Corporation at a purchase price of $3,800,000. The Empress requires approximately $8,500,000 of alterations, retrofits and improvements to prepare it for use as a casino cruise ship, a portion of which in the amount of $2,880,652 will be paid for by ITGV . At Closing, PBE assigned to Cruise Holdings II, LLC ("Cruise II"), a subsidiary of PDS and affiliate of Cruise I, all of its right, title and interest in and to the Empress Sale Agreement, and the sum of $6,000,000 was deposited in a blocked account to be used to pay costs of the alterations, retrofit and improvements of the Empress. Such deposit was funded to the extent of $2,880,652 by ITGV.

     Also at Closing, Cruise II entered into a Bareboat Charter and Option to Purchase (the "Empress Charter") and a Master Lease Agreement (together with Lease Schedule No. 1 thereto, the "Empress Master Lease") to charter and lease the Empress to PBMC and PBE for a period of five years. The charter hire is $82,695 for the first 12 months (equivalent to interest only on a $6 million capital lease obligation) and $171,702.54 for the remaining term (amortizing the capital lease obligation over the next four years) of the Empress Charter. In addition, PBMC and PBE are required to make annual Cash Flow Sweep payments (equivalent to mandatory prepayments of principal) based on the EBITDAR from operation of the Princess and Empress as described in respect of the Princess Charter above.

     The Empress Charter includes an option for PBE to purchase the Empress at the end of the term and is structured the same as the Princess Charter in that the monthly payments of charter hire under the Empress Charter will reduce the purchase price for the Empress to zero (assuming there are no payment defaults) and title will automatically pass to PBE at (or, if Cash Flow Sweep payments are made, before) the end of the term of the Empress Charter.

     PBMC and PBE also entered into a Sub-Bareboat Charter (the "Empress Sub-Charter") at Closing to charter the Empress to ITGV and ITGPB for a five year period. ITGPB plan to operate the Empress in a casino cruise business from the Port of Palm Beach, with ITGV having joined in the Sub-Bareboat Charter in order to be jointly and severally liable with ITGPB for charter hire thereunder. The charter hire payable by ITGV and ITGPB under the Empress Sub-Charter is $100,000 per month ($1.2 million per year) plus one percent (1%) of the


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


gross operating revenues of the Empress. Under the Empress Sub-Charter, PBE granted to ITGV and ITGPB an option to purchase PBE's right to acquire the Empress at the end of the term, for an exercise price equal to the appraised value of the Empress, to be determined upon the retrofitting and refurbishment of the Empress, to which certain amounts are to be credited as described below (The "Empress Purchase Option"). As consideration for the Empress Purchase Option, ITGV will make Cash Flow Sweep payments on the same terms as PBMC and PBE are required to make such payments under the Empress Charter (and effectively will make such payments directly to Cruise II on behalf of PBMC and PBE to the extent any such payments are due). As further consideration for the Empress Purchase Option, ITGV and ITGPB are to make payments of $82,695.00 per month for the first 12 months and $171,702.54 for the remaining term of the Empress Sub-Charter (i.e., the same amounts as the charter hire payable by PBMC and PBE under the Empress Charter) (the "Empress Additional Payments"). If ITGV and ITGPB fail to make any Empress Additional Payments when due, PBE may terminate the Empress Purchase Option. Upon exercise of the Empress Purchase Option, ITGV and ITGPB will be entitled to credits against the exercise price of the Empress Purchase Option for (i) ITGV's investment in the Ship Mortgage Note (except to the extent credited toward payment of the exercise price for the purchase option on the Princess under the Princess Sub-Charter, described above), plus (ii) the amounts of costs for the retrofit and improvements to the Empress which are paid by ITGV or ITGPB plus (iii) the aggregate amount of all Cash Flow Sweep payments made under the Empress Sub-Charter, plus (iv) the portion of the Empress Additional Payments made for the 13th month through the 60th month of the term of the Empress Sub-Charter which would be considered principal payments if such Additional Payments were payments of principal and interest on a loan of $6,000,000.00 amortized over 48 months at an interest rate of 16.54%. In addition, the exercise price for the assignment option may be offset by any debts owing by PBMC to ITGV and/or ITGPB.

     Lease of Gaming Equipment. At Closing, ITGV and ITGPB entered into a Master Lease, together with three Lease Schedules (the "Gaming Equipment Lease"), to lease certain new and used gaming equipment from PDS for use on the two vessels. A portion of the equipment was previously owned and used by ITGV on the Princess and was sold to PDS at Closing, for $500,000, pursuant to a Warranty Bill of Sale and Transfer Agreement and then leased back pursuant to the Gaming Master Lease. Each Schedule of the Gaming Equipment Lease has a term of three years from the time the equipment under that Schedule is delivered to and accepted by ITGV and ITGPB. Aggregate rent for all gaming equipment will be approximately $1.4 million per year. ITGV and ITGPB have an option to purchase the leased equipment at the end of the term for a purchase price equal to the fair market value of the equipment at such time (less, to the extent any items of equipment were replaced during the previous 12-month period, the excess of the then-current book value of the replacement equipment over the book value of the old equipment at the time of replacement).

     Guaranty Agreements. As a condition to entering into the PDS Transaction, PDS required the Corporation, ITGV, ITGPB, PBMC and PBE to guaranty performance of certain of the PDS


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


Transactions. The Corporation, ITGV and ITGPB entered into Guaranty Agreements guarantying the obligations of PBMC and PBE under the Princess Charter, Princess Master Lease, Empress Charter and Empress Master Lease. The Corporation, PBMC and PBE entered into a Guaranty Agreement guarantying the obligations of ITGV and ITGPB under the Gaming Equipment Lease.

     Additional Security. As security for the performance by ITGV under the Guaranty Agreements described above and the Princess and Empress Sub-Charters, ITGV entered into a Collateral Assignment of Maritime Office Complex Lease and Operating Agreement and Other Lease as well as a Leasehold Mortgage pursuant to which it assigned as collateral to Cruise I and Cruise II its rights under its lease for space, and its operating rights, at the Port of Palm Beach.

     Limitation on Upstream Payments to the Corporation. Upstream payments by ITGV to the Corporation are limited under the Princess Sub-Charter and Empress Sub-Charter. If the "YTD Result" (defined as 10/12ths of annualized EBITDAR from operation of the two vessels) is greater than $8,000,000 at the end of any of the first three fiscal quarters or EBITDAR from operation of the two vessels is greater than $8,000,000 at the end of any fiscal year, and if ITGV and ITGPB have made all payments due under the Princess Sub-Charter and Empress Sub-Charter, ITGV may make (i) tax sharing payments to the Corporation (payments equal to the federal income tax savings to ITGV resulting from its inclusion in the Corporation's consolidated group for federal income tax purposes) including any tax sharing payments previously deferred as a result of the limitation under the Princess Sub-Charter or Empress Sub-Charter, and (ii) other payments to the Corporation in an amount which, together with charter hire payments in excess of $100,000 per month to PBMC and PBE for the two vessels, shall not exceed $200,000.00 per month (a "Restricted Payment"). If ITGV is prohibited from making any Restricted Payment for any month, once such payments are again allowed, such Restricted Payment may be made to the Corporation; provided that the total amount of Restricted Payments paid by ITGV to the Corporation, PBMC and PBE in any twelve-month period may not exceed $2,400,000.


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  The following exhibits are filed with this Report:

     Exhibit

     10.1 Guaranty Agreement (Palm Beach Princess Vessel) dated July 6, 2004 made by International Thoroughbred Breeders, Inc., ITG Vegas, Inc. and ITG Palm Beach, LLC in favor of Cruise Holdings I, LLC

     10.2 Guaranty Agreement (Empress II Vessel) dated July 6, 2004 made by International Thoroughbred Breeders, Inc., ITG Vegas, Inc. and ITG Palm Beach, LLC in favor of Cruise Holdings II, LLC

     10.3 Guaranty Agreement (Gaming Equipment) dated July 6, 2004 made by Palm Beach Empress, Inc., Palm Beach Maritime Corporation and International Thoroughbred Breeders, Inc. in favor of PDS Gaming Corporation

     10.4 Bareboat Charter and Option to Purchase of the Casino Cruise Ship Palm Beach Princess dated as of July 6, 2004 among Cruise Holdings I, LLC, Palm Beach Maritime Corporation and Palm Beach Empress, Inc.

     10.5 Master Lease Agreement dated as of July 6, 2004 among Cruise Holdings I, LLC, Palm Beach Maritime Corporation and Palm Beach Empress, Inc., together with Lease Schedule No. 1 thereto

     10.6 Sub-Bareboat Charter of the Casino Cruise Ship Palm Beach Princess dated as of July 6, 2004 among Palm Beach Maritime Corporation, Palm Beach Empress, Inc., ITG Vegas, Inc. and ITG Palm Beach, LLC

     10.7 Bareboat Charter and Option to Purchase of the Casino Cruise Ship Empress II dated as of July 6, 2004 among Cruise Holdings II, LLC, Palm Beach Maritime Corporation and Palm Beach Empress, Inc.

     10.8 Master Lease Agreement dated as of July 6, 2004 among Cruise Holdings II, LLC, Palm Beach Maritime Corporation and Palm Beach Empress, Inc., together with Lease Schedule No. 1 thereto


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


     10.9 Sub-Bareboat Charter of the Casino Cruise Ship Empress II dated as of July 6, 2004 among Palm Beach Maritime Corporation, Palm Beach Empress, Inc., ITG Vegas, Inc. and ITG Palm Beach, LLC

     10.10Warranty Bill of Sale and Transfer Agreement dated as of July 6, 2004 between ITG Vegas, Inc. and PDS Gaming Corporation

     10.11Master  Lease  dated as of July 6, 2004 among PDS Gaming  Corporation,
          ITG Vegas, Inc. and ITG Palm Beach, LLC, together with Lease Schedules T-3, T-4 and T-5


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                                   SIGNATURES

     Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTERNATIONAL THOROUGHBRED
                                    BREEDERS, INC.

                                    By: S/Francis W. Murray
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                                          Francis W. Murray
                                          President, Chief Excutive Officer
                                          and Chief Financial Officer


Date: July 21, 2004
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